United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

May 10, 2009

Date of Report

[Date of Earliest Event Reported]

BULLION MONARCH MINING, INC.

(Exact name of Registrant as specified in its Charter)

Utah	001-03896	20-1885668
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

299 East 950 South

Orem, Utah 84058

 (Address of Principal Executive Offices)

(801) 426-8111

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On May 10, 2009, the Company executed and delivered a Joint Venture Agreement (the “Agreement”) with Dourave Mining and Exploration, Inc., a corporation organized under the laws of Canada (“Dourave Canada”), to establish a joint venture with Dourave Canada and Dourave Mineracao & Exploracao Mineral LTDA, a corporation organized and existing under the laws of Brazil (“Dourave Brazil”), under which the Company would receive a one third interest in the Bom Jesus and Bom Jardine mining properties described in the Agreement, with a first right of refusal on future projects.  The total commitment of the Company under the Agreement is US$2,000,000, including a US$250,000 non-refundable contribution and the balance in 22 monthly payments of US$80,000 thereafter, commencing one month after the initial non-refundable contribution.  If the Company is not satisfied with the exploration progress on these properties, the Company can terminate this obligation on 90 days notice, with the parties to attempt to negotiate in good faith to continue their joint venture on other mining properties held by

Dourave Brazil. The Company’s obligations under the Agreement are secured by its interest in its North Pipeline (440) Property.  Dourave Brazil is 99.9% owned by Dourave Canada, and the joint venture will primarily be managed by Dourave Canada.  The Agreement also (i) restricts the inclusion of other parties to the joint venture unless agreed to in writing; (ii) grants the Company a right of first refusal on acquiring any additional interests in the joint venture, and equity securities of Dourave Canada, the latter being subject to certain restrictions respecting other securities or options to acquire certain securities of Dourave Canada; and (iii) restricts the sale of joint venture interests without the approval of the other parties, among other conditions.  The Agreement is governed by the laws of the State of Utah.  A copy of the Agreement is attached hereto and incorporated herein by reference.  See Item 9.01, Exhibit 10, and this summary is modified in its entirety by this reference.

Item 7.01  Regulation FD Disclosure.

See Exhibit 99.1, a Press Release dated May 13, 2009, a copy of which is attached hereto and incorporated herein by reference, respecting the announcement of the Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit Description and Exhibit No.

10

Joint Venture Agreement

99.1

Press Release dated May 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

BULLION MONARCH MINING, INC.

Date:	05/13/2009	By:	/s/ R. Don Morris
R. Don Morris
President

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